Supplement to the

Fidelity Advisor Short-Intermediate Municipal Income Fund

Class A, Class T, Class B, Class C, and Institutional Class

Classes of Fidelity® Short-Intermediate Municipal Income Fund

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2009

The following information supplements similar information found in the "Buying, Selling, and Exchanging Information" section beginning on page 14.

In addition to the exchange privileges listed in the fund's prospectus, the fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for shares of the same Fidelity Advisor Fund: Institutional Class.

Class T: Shares of Class T may be exchanged for shares of the same Fidelity Advisor Fund: Class A (on a load-waived basis) or Institutional Class.

Class B: Shares of Class B may be exchanged for shares of the same Fidelity Advisor Fund: Class A, Class T, or Institutional Class.

Class C: Shares of Class C may be exchanged for shares of the same Fidelity Advisor Fund: Class A, Class T, or Institutional Class.

Institutional Class: Shares of Institutional Class may be exchanged for shares of the same Fidelity Advisor Fund: Class A if you are no longer eligible for Institutional Class.

The fund may terminate or modify its exchange privileges in the future.

ASTM/ASTMIB-09-01 March 25, 2009
1.791643.109